EXHIBIT A-1 TO THE
	CREDIT AGREEMENT

	FORM OF REVOLVING CREDIT NOTE

U.S.$_______________	Dated:  ________ __, 199_

		FOR VALUE RECEIVED, the undersigned, UNITED PARCEL SERVICE OF AMERICA, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO
PAY to the order of [NAME OF LENDER] (the "Lender") for the account of its Applicable Lending Office on the Final Maturity Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[AMOUNT OF LENDER'S COMMITMENT IN FIGURES] or, if less, the aggregate principal amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement (364-Day Facility) dated as of May 7, 1997 among the Borrower, the Lender and certain other lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and
Citibank, N.A., as Administrative Agent for the Lender and such other lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) outstanding on the Final Maturity Date.

		The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

		Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, at 399 Park Avenue, New York, New York 10022 in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

		This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and
(b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                         							UNITED PARCEL SERVICE OF AMERICA, INC.


                         							By	__________________________________
                           								Title:




                               	ADVANCES AND PAYMENTS OF PRINCIPAL



                                 Amount        Unpaid
 Date           Amount of    Principal Paid   Principal    Notation
                 Advance       or Prepaid      Balance     Made By






























EXHIBIT A-2 TO THE
	CREDIT AGREEMENT


                   	FORM OF COMPETITIVE BID NOTE


U.S.$_______________	Dated:  __________ __, 199_

		FOR VALUE RECEIVED, the undersigned, UNITED PARCEL SERVICE OF AMERICA, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] (the "Lender") for the account of its Applicable Lending Office (as defined in the Amended and Restated Credit Agreement (364-Day Facility) dated as of May 7, 1997 among the Borrower, the Lender and certain other lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as Administrative Agent for the Lender and such other lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined)), on _______ __, ____, the principal amount of U.S.$_______________.

		The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

	Interest Rate: _____% per annum (calculated on the basis of a year of _____
days for the actual number of days elapsed).

	[Default Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).]

	Interest Payment Dates:

		Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, for the account of the Lender at 399 Park Avenue, New York, New York 10022 in same day funds.

		This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit
Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

		The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.



		This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

							UNITED PARCEL SERVICE OF
								AMERICA, INC.


							By
								Title:



EXHIBIT B-1 TO THE
CREDIT AGREEMENT


	FORM OF NOTICE OF REVOLVING CREDIT BORROWING


Citibank, N.A., as Administrative
  Agent for the Lenders parties
  to the Credit Agreement
  referred to below
399 Park Avenue
New York, New York 10043
Attention:  _______________
								[DATE]

Ladies and Gentlemen:

		The undersigned, United Parcel Service of America, Inc., refers to the Amended and Restated Credit Agreement (364-Day Facility) dated as of May 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as Administrative Agent for the Lenders and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Revolving Credit Borrowing") as required by
Section 2.02(a) of the Credit Agreement:

		(a)	The Business Day of the Proposed Revolving Credit Borrowing is
_______________, 199_.

		(b)	The Type of Advances comprising the Proposed Revolving Credit
Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

		(c)	The aggregate amount of the Proposed Revolving Credit
Borrowing is $_______________.

		[(d)	The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Revolving Credit Borrowing is _____ month[s].]

		The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Revolving Credit Borrowing:

		(i)	the representations and warranties contained in Section 4.01 of the Credit Agreement [(except the representations set forth in subsection (f) thereof and in subsection (h) thereof)]* are correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

		(ii)	no event has occurred and is continuing, or would result from such Proposed Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default [(except for breach of the representations set forth in subsection (f) and in subsection (h) of
Section 4.01 of the Credit Agreement)]*.

		Notwithstanding any condition precedent to the contrary contained in the Credit Agreement, a labor dispute of any sort involving employees of the undersigned or its Subsidiaries shall not prevent the undersigned from borrowing thereunder unless as a result thereof the undersigned is in Default under
Section 6.01(a) or (e) of the Credit Agreement.

							Very truly yours,

							UNITED PARCEL SERVICE OF
								   AMERICA, INC.


							By
							   Title:



	EXHIBIT B-2 TO THE
	CREDIT AGREEMENT


	FORM OF NOTICE OF COMPETITIVE BID BORROWING


Citibank, N.A., as Administrative
  Agent for the Lenders parties
  to the Credit Agreement
  referred to below
399 Park Avenue
New York, New York 10043				[DATE]
Attention:  _______________



Ladies and Gentlemen:

		The undersigned, UNITED PARCEL SERVICE OF AMERICA, INC., refers to the Amended and Restated Credit Agreement (364-Day Facility) dated as of May 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as Administrative Agent for the Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid Borrowing") is requested to be made:

	(a)	Date of Competitive Bid Borrowing	  ________________________
	(b)	Amount of Competitive Bid Borrowing	________________________
	(c)	[Maturity Date] [Interest Period]		 ________________________
	(d)	Interest Rate Basis			             	________________________
	(e)	Interest Payment Date(s)			         ________________________
	(f)	___________________			              ________________________
	(g)	___________________			              ________________________
	(g)	___________________			              ________________________

		The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Competitive Bid Borrowing:

		(i)	the representations and warranties contained in Section 4.01 are correct [(except the representations set forth in subsection (f)
thereof and in subsection (h)


	 thereof)]*, before and after giving effect to the Proposed Competitive Bid
Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

		(ii)	no event has occurred and is continuing, or would result from the Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default [(except for breach of the representations set forth in subsection (f) and in subsection (h) of
Section 4.01 of the Credit Agreement)]*; and

		(iii)	the aggregate amount of the Proposed Competitive Bid Borrowing and all other Borrowings to be made on the same day under the Credit
Agreement is within the aggregate amount of the unused Commitments of the
Lenders.

		Notwithstanding any condition precedent to the contrary contained in the Credit Agreement, a labor dispute of any sort involving employees of the undersigned or its Subsidiaries shall not prevent the undersigned from borrowing thereunder unless as a result thereof the undersigned is in Default under
Section 6.01(a) or (e) of the Credit Agreement.

							Very truly yours,

							UNITED PARCEL SERVICE OF
					   AMERICA, INC.



							By
							    Title:



	EXHIBIT C TO THE
	CREDIT AGREEMENT

	FORM OF ASSIGNMENT AND ACCEPTANCE

		Reference is made to the Amended and Restated Credit Agreement (364-
Day Facility) dated as of May 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among United Parcel Service of America, Inc., a
Delaware corporation (the "Borrower"), the Lenders parties thereto, Citicorp
Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers,
NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as
Administrative Agent (the "Administrative Agent") for the Lenders.

		The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

		1.	The Assignor hereby sells and assigns to the Assignee, and the
Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid
Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes).  After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Revolving Credit Advances owing to the Assignee will be as set forth on
Schedule 1 hereto.

		2.	The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan
Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (d) attaches the Revolving Credit Note held by the Assignor and requests that the Administrative Agent exchange such Revolving Credit Note for a new Revolving Credit Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Revolving
Credit Notes payable to the order of the Assignee in an amount equal to the
Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

		3.	The Assignee (a) confirms that it has received a copy of each
Loan Document, together with copies of the financial statements referred to in
Section 4.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and appoints and authorizes the Documentation Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Documentation Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of any Loan Document are required to be performed by it as a Lender; and
(f) attaches any U.S. Internal Revenue Service forms required under Section
2.14 of the Credit Agreement.

		4.	Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  The effective date for this Assignment and Acceptance
(the "Effective Date") shall be the date of acceptance hereof by the
Administrative Agent, unless otherwise specified on Schedule 1 hereto.

		5.	Upon such acceptance and recording by the Administrative Agent and so long as the Borrower has consented thereto, as of the Effective Date,
(a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a
Lender thereunder and (b) the Assignor shall, to the extent provided in this
Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

		6.	Upon such acceptance and recording by the Administrative
Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Credit Notes for periods prior to the Effective Date directly between themselves.

		7.	This Assignment and Acceptance shall be governed by, and
construed in accordance with, the laws of the State of New York.

		8.	This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

		IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


	SCHEDULE 1
	TO
	ASSIGNMENT AND ACCEPTANCE


Percentage interest assigned:							  _____%

Assignee's Commitment:
	$__________

Aggregate outstanding principal amount of Revolving Credit Advances assigned:
	$__________

Principal amount of Revolving Credit Note payable to Assignee:
	$__________

Principal amount of Revolving Credit Note payable to Assignor:
	$__________

Effective Date*:	_______________, 199_


							[NAME OF ASSIGNOR], as Assignor

							By
							   Title:

							Dated:  _______________, 199_


							[NAME OF ASSIGNEE], as Assignee

							By
							   Title:

							Dated:  _______________, 199_


							Domestic Lending Office:
								[ADDRESS]


							Eurodollar Lending Office:
								[ADDRESS]




Accepted this ___ day of
_______________, 199_

CITIBANK, N.A., as Administrative Agent


By
   Title:


Consented to this ___ day of
_______________, 199_

UNITED PARCEL SERVICE OF AMERICA,
   INC., as Borrower


By
   Title:



	EXHIBIT D TO THE
	CREDIT AGREEMENT

	FORM OF DESIGNATION AGREEMENT

	Dated _____________, 199_


		Reference is made to the Credit Agreement (364-Day Facility) dated as of May 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among United Parcel Service of America, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning.

		[NAME OF DESIGNOR] (the "Designor") and [NAME OF DESIGNEE] (the "Designee") agree as follows:

		1.	The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid
Advances pursuant to Section 2.03 of the Credit Agreement.

		2.	The Designor makes no representation or warranty and assumes no responsibility with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto and (b) the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

		3.	The Designee (a) confirms that it has received a copy of each
Loan Document, together with copies of the financial statements referred to in
Section 4.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will, independently and without reliance upon any Agent, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bidder; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and appoints and authorizes the Documentation Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Documentation Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

		4.	Following the execution of this Designation Agreement by the
Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on the signature page hereto.

		5.	Upon such acceptance and recording by the Administrative
Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Advances as a Lender pursuant to
Section 2.03 of the Credit Agreement and the rights and obligations of a Lender related thereto.

		6.	This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

		7.	This Designation Agreement may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Designation Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this
Designation Agreement.

		IN WITNESS WHEREOF, the Designor and the Designee have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date*:					_______________, 199__


							[NAME OF DESIGNOR],
							   as Designor

							By
							   Title:

							[NAME OF DESIGNEE],
							   as Designee

							By
							   Title:

							Applicable Lending Office (and
address for 							notices):
									[ADDRESS]

Accepted this ____ day
of _______________, 199_


CITIBANK, N.A., as Administrative Agent


By
   Title:
*	To be excluded in any notice of a Borrowing on the Effective Date.

*	To be excluded in any notice of a Borrowing on the Effective Date.
*	This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.
*	This date should be no earlier than five Business Days after the delivery of this Designation Agreement to the Administrative Agent.